EXHIBIT 99.1 Business Update April 10-11, 2018

2 Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; the cost of protecting assets against, or damage due to, cyber crime and terrorism; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power or reduce power consumption; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward- looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2017 Form 10-K (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

3 • Overview • Financial Update • Long-Term Growth Update

4 Natural gas transmission, storage and distribution 75% - 80% Utility Growth driven by investments aimed at improving reliability Electric generation and distribution DTE Electric DTE Gas Power & Industrial Projects (P&I) Gas Storage & Pipelines (GSP) Transport, store and gather natural gas Own and operate energy related assets Energy Trading Gas and power marketing 20% - 25% Non-utility Growth driven by strategic opportunities Growth driven by strong, stable utilities and complementary non-utility businesses

5 Focus on employees and customers resulted in a successful year in 2017 * J.D. Power 2017 Electric and Gas Utility Customer Satisfaction Study for Midwest utilities. Visit jdpower.com • Employee engagement in Gallup’s top 4% worldwide • Gallup’s Great Workplace Award for 5th consecutive year • AGA’s Safety Achievement Award for 2nd consecutive year Highly engaged employees • Ranked 1st in Midwest for business (electric and gas companies) • Ranked 2nd for residential (electric and gas companies) Customer satisfaction* • EEI’s Emergency Recovery Award for windstorm service restoration • Reducing costs through productivity and efficiency to keep rates affordable Distinctive continuous improvement

6 Growth plans are well supported and deliver results for DTE and Michigan • Energy legislation implementation progressing • Tax reform supports affordability agenda • Rate cases progressing at both utilities Strong political and regulatory context • Substantial reliability investments at both utilities • Significant progress for non-utility growth agenda Clear growth and value creation strategy • Ranked 1st in Midwest for corporate citizenship* • Significant investor in Michigan economy • Industry-leading initiative to transform energy portfolio; reducing carbon emissions by 80%+ Force for growth in communities * J.D. Power 2017 Electric and Gas Residential Utility Customer Satisfaction Study for Midwest utilities. Visit jdpower.com

7 Maintaining customer affordability while investing in our utilities 2012 20172012 2017 2012 2017 Average industrial rate 2012 2017 Average annual residential bill Average industrial rate Average annual residential bill DTE Gas DTE Electric

8 Tier 5 Tier 4 Tier 3 Tier 2 Tier 1 2017 ranking of state utility regulatory environments* (Michigan in Tier 1) 5 States 13 States 15 States 12 States 5 States Michigan’s regulatory environment continues to be constructive Solid regulatory climate driven by ✓ Constructive and consistent regulatory outcomes ✓ Solid ROEs ✓ Unique recovery mechanisms ✓ Focus on customer affordability ✓ Commitment to being a force for growth in communities * Source: Wells Fargo, November 2017

9 Tax reform benefits customers and is operating EPS* accretive ✓Good for DTE 2018 impact − Non-utility businesses are clear winners with higher earnings − Earnings increase drives additional $0.10 operating EPS 2019 - 2022 impact − 5% - 7% operating EPS growth target from increased 2018 guidance − Operating earnings at utilities increase over time − Existing non-utility projects have de minimis exposure to lower FERC recourse rates ($1-$2 million) − Improvement in the economics of future non-utility projects may be shared with customers − Additional segment details to be provided on 1Q 2018 earnings call ✓Good for utility customers − Near-term rates ~3% lower driven by changes in current tax rates − Future rates decline from the deferred tax re-measurement * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

10 Delivered strong 2017 financial results, raised 2018 operating EPS* guidance midpoint by $0.10 $5.31 $5.59 $5.68 $5.78 2017 Original guidance 2017 Actual 2018 Early outlook 2018 Guidance Operating EPS * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ✓ 2017 operating EPS • Surpassed revised guidance • 9th consecutive year of exceeding original guidance • Exceeded $1 billion in operating earnings ✓ Tax reform increases 2018 operating EPS guidance by $0.10 to a midpoint of $5.78 • EPS accretion is $0.13 by 2022 ✓ Growing dividend 7% through 2020** +9% ** Subject to Board approval

11 2007 2012 2014 2017 $2.82 $3.94 $5.59 $4.60 10-YR5-YR S&P 500 Utilities DTE Energy 3-YR 40% 117% 281% 26% 87% 130% Total Shareholder Return** DTE outperforms S&P 500 utilities DTE Operating EPS* 2 2 2 DTE has a track record of delivering long-term value to its shareholders * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Source: Bloomberg as of 12/31/2017

12 • Overview • Financial Update • Long-Term Growth Update

13 2018 Guidance DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $648 - $662 152 - 160 185 - 195 115 - 135 (100) - (90) $1,000 - $1,062 $5.54 - $5.88 $5 - $20 $1,005 - $1,082 $5.57 - $5.99 (millions, except EPS) 181 2017 Actuals 180 Confident in achieving 2018 operating EPS* guidance * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Growth segments exclude Energy Trading $617 149 160 124 (69) $981 $5.48 $20 $1,001 $5.59 Modest loss due to lower wholesale utility volumes; on track for full year guidance On track for full year guidance Strong start to the year 1Q Outlook

14 Issuing $300 million of equity in 2018 while maintaining strong cash flow and balance sheet 20% 2017 2018-2020E 51% 2017 2018-2020E Leverage** Funds from Operations*** / Debt** Target 50% - 54% Target 18% - 19% ✓ Issue incremental equity of $300 million* 2018-2020 due to tax reform ✓ Issue $300 million total in 2018 using internal mechanisms ✓ Target 18% - 19% FFO/Debt ✓ $1.4 billion of available liquidity at December 31, 2017 ✓ Maintain strong BBB credit rating *** Funds from Operations (FFO) is calculated using operating earnings ** Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity * In addition to equity issuances of $500 million disclosed at EEI

15 2017 Actual 2018 Guidance Cash From Operations* $2.1 $2.0 Capital Expenditures (2.6) (3.6) Free Cash Flow ($0.5) ($1.6) Asset Sales & Other - - Dividends (0.6) (0.6) Net Cash ($1.1) ($2.2) Debt Financing: Issuances $1.5 $2.3 Redemptions (0.4) (0.1) Change in Debt $1.1 $2.2 (billions) (millions) 2018 cash flow and capital expenditures guidance 2017 Actual 2018 Guidance DTE Electric Base Infrastructure $831 $750 New Generation 69 340 Distribution Infrastructure 674 810 $1,574 $1,900 DTE Gas Base Infrastructure $214 $257 NEXUS Related 88 13 Main Renewal 161 190 $463 $460 Non-Utility $572 $1,100-$1,300 Total $2,609 $3,460-$3,660 Cash Flow Capital Expenditures * Includes $0 and $0.3 billion of equity issued for employee benefit programs in 2017 and 2018 respectively

16 • Overview • Financial Update • Long-Term Growth Update

17 Reliability investments at utilities support long-term growth and increase customer satisfaction DTE Electric DTE Gas • Accelerating the replacement of aging cast-iron and unprotected steel pipe • Strengthening and renewing gas infrastructure • Progressing on new 1,100 MW natural gas power plant • Breaking ground on new wind park in 1H 2018 • Modernizing grid to improve reliability for customers

18 Gas Storage & Pipelines continues to expand its portfolio in the most prolific geology in the country 2017 Accomplishments • NEXUS pipeline construction is advancing in Michigan and on track for late 3Q in-service date ‒ Right-of-way clearing and compressor station work is well underway • Bluestone pipeline and gathering achieved a 1.0 Bcf/d delivery milestone 2018 Growth • NEXUS finalizing agreements with two new industrial customers • Link executed gathering and transport agreement with a producer, doubling its capacity • Precedent agreement signed with APV Renaissance for lateral pipeline to connect to new power plant • Expanding Bluestone pipeline by 0.1 Bcf/d

19 Power & Industrial Projects continues growing industrial energy and renewables businesses 2017 Accomplishments 2018 Growth • Incremental earnings of ~$15 million from new projects achieves one-third of the 5-year goal ‒ Completed agreement with Ford Motor Company to build, own, and operate large-scale central energy plant ‒ Acquired two RNG (renewable natural gas) projects • Late stage negotiations on large scale cogeneration project ‒ Advancing discussion on five additional opportunities • Finalizing agreement on new RNG project ‒ Four additional projects in advanced development • Continuing strong progress toward long-term growth goal

20 • Strong 2017 results continue track record of 9th consecutive year of exceeding original guidance • Tax reform is good for customers, accretive for shareholders ‒ Provides lower rates for customers of ~3% ‒ Increases 2018 operating EPS* guidance midpoint by $0.10, serving as new base for 5% - 7% growth target through 2022 • Investment in utility and non-utilities fuel future growth • A strong BBB balance sheet remains a mainstay • Our dividend growth target is 7% annually through 2020** • Total shareholder return has outpaced utility indices on strong stock performance and a growing dividend Summary * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Subject to Board approval

21 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 Contact us

22 Appendix

23 DTE Energy’s debt maturities and credit ratings 2018 2019 2020 DTE Electric $0 $0 $632 DTE Gas 100 120 50 DTE Energy 0 1,375 0 Total $100 $1,495 $682 Long-term Debt Maturities Credit Ratings* DTE Electric A / Aa3 / A+ DTE Gas A / Aa3 / A DTE Energy BBB / Baa1 / BBB+ * Senior secured debt ratings for DTE Electric and DTE Gas and senior unsecured debt ratings for DTE Energy. Ratings shown in order of S&P / Moody’s / Fitch (millions)

24 Transitioning portfolio to cleaner more sustainable generation by reducing CO2 emissions River Rouge Trenton Channel Belle River MonroePlanned Retiremen ts* * 2020 2030 2040 2050 Planned ad d iti o ns** * St. Clair CO2 reduction plan* 30% by ~2022 45% by 2030 75% by 2040 > 80% by 2050 ** ~3,300 MW retired between 2020-2030 and ~3,100 MW retired by 2040 *** ~4,000 MW of renewable and ~3,500 MW of natural gas capacity A steady march toward zero-emitting and low-emitting resources * CO2 percentage reductions from 2005 levels

25 DTE is committed to producing cleaner energy 2005 2020s 2030 2040 2050 Carbon emissions reduction goals -30% -45% -75% >-80% Over 10% of DTE Electric energy supply is from renewable energy sources Generated more than 3.6 million MWh of renewable electricity in 2017

26 DTE GasDTE Electric • General rate case - November 2017 (U-18999) – Requested rate recovery: $85 million; 10.5% ROE – Final order by September 2018 • Rate cases 2-3 years • General rate case - April 2017 (U-18255) – Requested rate recovery: $231 million; 10.5% ROE ▪ Self implementation $125 million November 1, 2017 ▪ Final order by April 2018 • Capacity charge case - April 2017 (U-18248) – MPSC staff report March 2018 – Utility capacity charge September 2018 • 5 year draft electric distribution plan - June 2017 (U-18014) – Final plan filed January 2018 • Certificate of necessity filing - July 2017 (U-18419) – MPSC to respond May 2018 • Annual rate cases 2018+ DTE Electric and DTE Gas regulatory update

27 Expanding strategic footprint in the most prolific dry gas geology in the country Link Lateral & Gathering Bluestone Mid-Atlantic & LNG Southeast Northeast Midwest Michigan Gathering Birdsboro Ontario Market Gulf

28 15.4 16.3 20.9 23.4 24.9 2014 2015 2016 2017 2018E Housing Start Ups (000s) Lowest unemployment in Michigan since 2000 7th top state for business* $412 $424 $434 $447 $458 2014 2015 2016 2017 2018E Gross State Product (billions) 7th best state to make a living in 2016*** * Source: CNBC ** Source: U.S. Department of Labor 7.1% 5.4% 4.9% 4.4% 4.0% 2014 2015 2016 2017 2018E Unemployment Rate *** Source: Forbes Positive trends continue with Michigan’s economy Michigan has the highest number of manufacturing jobs since 2007** Source: IHS

Reconciliation of 2017 reported to operating earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

Net Income (millions)*

2017 After tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$606	$146	$275	$138	($103)	$1,062	$72	$1,134
PSCR disallowance	10					10		10
System implementation costs	6	3				9		9
Deferred tax remeasurement	(5)		(115)	(21)	34	(107)	2	(105)
Impairment				7		7		7
Certain mark-to-market transactions							(54)	(54)
Operating Earnings	$617	$149	$160	$124	($69)	$981	$20	$1,001

EPS

2017 After tax items:	DTE Electric	DTE Gas	Gas Storage & Pipelines	Power & Industrial Projects	Corporate & Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$3.38	$0.81	$1.53	$0.77	($0.57)	$5.92	$0.40	$6.32
PSCR disallowance	0.06					0.06		0.06
System implementation costs	0.03	0.02				0.05		0.05
Deferred tax remeasurement	(0.03)		(0.64)	(0.12)	0.20	(0.59)	0.01	(0.58)
Impairment				0.04		0.04		0.04
Certain mark-to-market transactions							(0.30)	(0.30)
Operating Earnings	$3.44	$0.83	$0.89	$0.69	($0.37)	$5.48	$0.11	$5.59

* Total tax impact of adjustments to reported earnings: ($17 million)

29

30 Reconciliation of reported to operating earnings Full Year 2007, 2012 and 2014 Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. ** 2007 operating adjustments of $211 million and $17 million, or $1.23 and $0.10 diluted earnings per share, related to the Antrim sale and Barnett impairment, respectively. * Total tax impact of adjustments to reported earnings: 2007: ($254 million), 2012: $35 million, 2014: ($58 million)

31 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of reported to operating earnings (non-GAAP)